SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Allianz RCM Global EcoTrends Fund

(Name of Registrant as Specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TheAltmanGroup	Shareholder Proxy Services

August 06, 2008

IMPORTANT MATTER

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Re:	Allianz RCM Global EcoTrends Fund (AECOX)

Dear Shareholder:

Our firm has been retained by Allianz Global Investors Fund Management LLC to contact you regarding your investment in Allianz RCM Global EcoTrends Fund; as of record date April 15, 2008. We have attempted to contact you numerous times, but have yet to be successful.

Please contact us immediately at 1-866-751-6313 between the hours of 9:00 a.m. and 11:00 p.m., Eastern Standard Time.

Thank you in advance for your assistance with this matter.

Sincerely,

Jennifer Kennedy

Investor Relations Supervisor

Shareholder Services

The Altman Group

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60 East 42nd Street, New York, New York 10165